INVESTOR FINANCIAL SUPPLEMENT
March 31, 2017

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of April 25, 2017
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A	A	A2
	Hartford Life Insurance Company	A-	BBB+	Baa2
Internet address:	Hartford Life and Annuity Insurance Company	A-	BBB+	Baa2
http://www.thehartford.com
Other Ratings:
The Hartford Financial Services Group, Inc.:
	Senior debt	a-	BBB+	Baa2
Contacts:	Commercial paper	AMB-1	A-2	P-2
Sabra Purtill
Senior Vice President
Investor Relations
Phone (860) 547-8691

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 30170	211 Quality Circle, Suite 210
	College Station, TX 77842-3170	College Station, TX 77845
Phone (877) 272-7740

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Consolidated Statements of Operations	2
	Operating Results by Segment	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7

PROPERTY & CASUALTY	Property & Casualty Income Statements	8
	Property & Casualty Underwriting Ratios and Results	9
	Commercial Lines Income Statements	10
	Commercial Lines Underwriting Ratios	12
	Commercial Lines Supplemental Data	13
	Personal Lines Income Statements	14
	Personal Lines Underwriting Ratios	16
	Personal Lines Supplemental Data	17
	P&C Other Operations Income Statements	20

GROUP BENEFITS	Income Statements	21
	Supplemental Data	22

MUTUAL FUNDS	Income Statements	23
	Asset Value Rollforward - Assets Under Management By Asset Class	24

TALCOTT RESOLUTION	Financial Highlights	25
	Individual Annuity - Supplemental Data	26
	Individual Annuity - Account Value Rollforward	27

CORPORATE	Income Statements	28

INVESTMENTS	Investment Earnings Before Tax - Consolidated	29
	Investment Earnings Before Tax - Property & Casualty	30
	Net Investment Income	31
	Components of Net Realized Capital Gains (Losses)	32
	Composition of Invested Assets	33
	Invested Asset Exposures	34

APPENDIX	Basis of Presentation and Definitions	35
	Discussion of Non-GAAP and Other Financial Measures	36

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
HIGHLIGHTS
Net income (loss)	$378	$(81)	$438	$216	$323
Core earnings *	$378	$415	$413	$122	$385
Total revenues	$4,655	$4,557	$4,715	$4,696	$4,410
Total assets	$225,388	$223,432	$228,430	$227,616	$227,493
PER SHARE AND SHARES DATA
Basic earnings per common share
Net income (loss)	$1.02	$(0.22)	$1.14	$0.55	$0.81
Core earnings *	$1.02	$1.10	$1.08	$0.31	$0.97
Diluted earnings per common share
Net income (loss)	$1.00	$(0.22)	$1.12	$0.54	$0.79
Core earnings *	$1.00	$1.08	$1.06	$0.31	$0.95
Weighted average common shares outstanding (basic)	371.4	376.6	383.8	391.8	398.5
Dilutive effect of stock compensation	4.2	3.7	3.2	3.2	4.2
Dilutive effect of warrants	3.0	3.5	3.5	3.6	3.6
Weighted average common shares outstanding and dilutive potential common shares (diluted)	378.6	383.8	390.5	398.6	406.3
Common shares outstanding	369.2	373.9	379.6	387.9	395.6
Book value per common share	$46.07	$45.21	$49.15	$47.84	$45.78
Per common share impact of accumulated other comprehensive income [1]	$(0.56)	$(0.90)	$2.60	$2.32	$0.64
Book value per common share (excluding AOCI) *	$46.63	$46.11	$46.55	$45.52	$45.14
Book value per diluted share	$45.25	$44.35	$48.30	$47.02	$44.90
Per diluted share impact of AOCI	$(0.55)	$(0.89)	$2.56	$2.28	$0.63
Book value per diluted share (excluding AOCI) *	$45.80	$45.24	$45.74	$44.74	$44.27
Common shares outstanding and dilutive potential common shares	375.9	381.1	386.3	394.7	403.4
RETURN ON EQUITY ("ROE") [3]
ROE - Net income (net income last 12 months to stockholders' equity including AOCI)	5.4%	5.2%	7.6%	7.3%	8.3%
ROE - Net income, excluding Talcott Resolution [2]	6.5%	6.8%	10.8%	10.5%	11.0%
ROE - Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI) *	7.6%	7.6%	7.6%	7.4%	8.8%
ROE - Core earnings, excluding Talcott Resolution * [2]	8.6%	8.9%	9.1%	8.9%	10.3%

[1]
Accumulated other comprehensive income ("AOCI") represents after-tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

[2]	ROE assumes debt and interest is attributed to Talcott Resolution consistent with the overall debt to capitalization ratios of the consolidated entity. For further information, see Appendix, page 36.

[3]	For reconciliations of ROE - Net income to ROE - Core earnings, see Appendix, page 36.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Earned premiums	$3,473	$3,479	$3,484	$3,444	$3,404
Fee income [1]	455	450	452	441	445
Net investment income	728	758	772	735	696
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(3)	(14)	(15)	(8)	(27)
OTTI losses recognized in other comprehensive income	2	2	1	1	4
Net OTTI losses recognized in earnings	(1)	(12)	(14)	(7)	(23)
Other net realized capital gains (losses) [2]	(19)	(137)	(3)	60	(132)
Total net realized capital gains (losses)	(20)	(149)	(17)	53	(155)
Other revenues	19	19	24	23	20
Total revenues	4,655	4,557	4,715	4,696	4,410
Benefits, losses and loss adjustment expenses	2,757	2,788	2,780	3,142	2,641
Amortization of DAC	363	378	403	368	374
Insurance operating costs and other expenses	965	934	918	931	928
Loss on reinsurance transaction	—	650	—	—	—
Interest expense	83	82	86	85	86
Total benefits, losses and expenses	4,168	4,832	4,187	4,526	4,029
Income (loss) before income taxes	487	(275)	528	170	381
Income tax expense (benefit) [3] [4]	109	(194)	90	(46)	58
Net income (loss)	378	(81)	438	216	323
Less: Unlock benefit (charge), before tax	18	(20)	(13)	18	13
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax [2]	(20)	(146)	(13)	51	(148)
Less: Loss on reinsurance transaction, before tax [2]	—	(650)	—	—	—
Less: Income tax benefit (expense) [3][4] [5]	2	320	51	25	73
Core earnings	$378	$415	$413	$122	$385

[1]	For further information, see Appendix - Basis of Presentation and Definitions, page 35.

[2]
The three months ended December 31, 2016 and September 30, 2016 included estimated before tax capital losses on the pending sale of the Company's U.K. property and casualty run-off subsidiaries of $22 and $59, respectively. Net of tax, the pending sale resulted in a total estimated after-tax loss of $5 in 2016 from the transaction.

[3]
The three months ended December 31, 2016 and September 30, 2016 included an estimated federal income tax benefit on the pending sale of the Company's U.K. property and casualty run-off subsidiaries of $11 and $65, respectively.

[4]
The three months ended June 30, 2016 and March 31, 2016 included federal income tax benefits of $53 and $25, respectively, from the reduction of the deferred tax valuation allowance on capital loss carryovers.

[5]	Primarily represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Net income (loss):
Commercial Lines	$231	$264	$268	$237	$225
Personal Lines	33	(15)	33	(50)	23
P&C Other Operations	24	(423)	31	(154)	17
Property & Casualty ("P&C")	288	(174)	332	33	265
Group Benefits	45	63	62	55	50
Mutual Funds	23	17	21	20	20
Sub-total	$356	$(94)	$415	$108	$335
Talcott Resolution	68	45	78	104	17
Corporate	(46)	(32)	(55)	4	(29)
Net income (loss)	$378	$(81)	$438	$216	$323

Core earnings (losses):
Commercial Lines	$224	$274	$243	$221	$246
Personal Lines	32	(14)	29	(52)	26
P&C Other Operations	21	15	19	(154)	19
P&C	$277	$275	$291	$15	$291
Group Benefits	40	59	51	46	48
Mutual Funds	23	17	21	20	20
Sub-total	340	351	363	81	359
Talcott Resolution	83	111	104	91	77
Corporate	(45)	(47)	(54)	(50)	(51)
Core earnings	$378	$415	$413	$122	$385

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		MUTUAL FUNDS		TALCOTT RESOLUTION		CORPORATE		CONSOLIDATED
	Mar 31 2017	Dec 31 2016	Mar 31 2017	Dec 31 2016	Mar 31 2017	Dec 31 2016	Mar 31 2017	Dec 31 2016	Mar 31 2017	Dec 31 2016	Mar 31 2017	Dec 31 2016
Investments
Fixed maturities, available-for-sale, at fair value	$24,732	$24,386	$6,988	$6,931	$34	$21	$24,043	$23,813	$529	$852	$56,326	$56,003
Fixed maturities, at fair value using the fair value option	72	102	25	109	—	—	63	82	—	—	160	293
Equity securities, available-for-sale, at fair value	753	794	38	10	—	—	285	151	147	142	1,223	1,097
Mortgage loans	2,077	2,015	882	871	—	—	2,726	2,811	—	—	5,685	5,697
Policy loans, at outstanding balance	—	—	1	1	—	—	1,441	1,443	—	—	1,442	1,444
Limited partnerships and other alternative investments	1,337	1,337	194	190	—	—	887	929	—	—	2,418	2,456
Other investments	109	103	3	4	—	—	228	295	—	1	340	403
Short-term investments	1,606	1,162	372	223	191	162	1,673	1,366	753	331	4,595	3,244
Total investments	$30,686	$29,899	$8,503	$8,339	$225	$183	$31,346	$30,890	$1,429	$1,326	$72,189	$70,637
Cash	84	298	9	25	8	5	236	554	—	—	337	882
Premiums receivable and agents’ balances	3,417	3,388	346	342	—	—	1	1	—	—	3,764	3,731
Reinsurance recoverables	2,365	2,373	576	574	—	—	20,464	20,364	—	—	23,405	23,311
DAC	595	591	44	42	12	12	1,042	1,066	—	—	1,693	1,711
Deferred income taxes	450	517	(127)	(111)	6	6	1,180	1,206	1,596	1,663	3,105	3,281
Goodwill	157	157	—	—	180	180	—	—	230	230	567	567
Property and equipment, net	853	859	52	54	—	—	70	69	9	9	984	991
Other assets	943	1,004	139	140	102	94	580	512	75	36	1,839	1,786
Assets held for sale [1]	923	870	—	—	—	—	—	—	—	—	923	870
Separate account assets [2]	—	—	—	—	—	—	116,582	115,665	—	—	116,582	115,665
Total assets	$40,473	$39,956	$9,542	$9,405	$533	$480	$171,501	$170,327	$3,339	$3,264	$225,388	$223,432
Unpaid losses and loss adjustment expenses	$21,951	$21,833	$5,736	$5,772	$—	$—	$—	$—	$—	$—	$27,687	$27,605
Reserves for future policy benefits	—	—	322	322	—	—	13,729	13,607	—	—	14,051	13,929
Other policyholder funds and benefits payable	—	—	591	602	—	—	30,272	30,574	—	—	30,863	31,176
Unearned premiums	5,457	5,350	43	42	—	—	109	107	—	—	5,609	5,499
Debt	—	—	—	—	—	—	142	142	4,995	4,910	5,137	5,052
Other liabilities	1,829	1,723	487	305	209	165	2,583	1,958	2,681	2,841	7,789	6,992
Liabilities held for sale [1]	661	611	—	—	—	—	—	—	—	—	661	611
Separate account liabilities	—	—	—	—	—	—	116,582	115,665	—	—	116,582	115,665
Total liabilities	$29,898	$29,517	$7,179	$7,043	$209	$165	$163,417	$162,053	$7,676	$7,751	$208,379	$206,529
Common equity, excluding AOCI	10,049	9,977	2,202	2,219	324	315	7,328	7,553	(2,687)	(2,824)	17,216	17,240
AOCI, after-tax	526	462	161	143	—	—	756	721	(1,650)	(1,663)	(207)	(337)
Total stockholders’ equity	10,575	10,439	2,363	2,362	324	315	8,084	8,274	(4,337)	(4,487)	17,009	16,903
Total liabilities and equity	$40,473	$39,956	$9,542	$9,405	$533	$480	$171,501	$170,327	$3,339	$3,264	$225,388	$223,432

[1]	Related to the Company's U.K. property and casualty run-off subsidiaries.

[2]	Excludes Mutual Funds assets under management ("AUM") owned by the shareholders of those funds and not by the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
DEBT
Short-term debt	$320	$416	$690	$690	$690
Senior notes	3,234	3,553	3,552	3,551	3,550
Junior subordinated debentures	1,583	1,083	1,083	1,083	1,083
Total debt	$5,137	$5,052	$5,325	$5,324	$5,323
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$17,216	$17,240	$17,671	$17,659	$17,858
AOCI	(207)	(337)	987	900	254
Total stockholders’ equity	$17,009	$16,903	$18,658	$18,559	$18,112
CAPITALIZATION
Total capitalization, including AOCI, after-tax	$22,146	$21,955	$23,983	$23,883	$23,435
Total capitalization, excluding AOCI, after-tax	$22,353	$22,292	$22,996	$22,983	$23,181
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	23.2%	23.0%	22.2%	22.3%	22.7%
Total debt to capitalization, excluding AOCI	23.0%	22.7%	23.2%	23.2%	23.0%
Total rating agency adjusted debt to capitalization [1] [2]	25.5%	25.8%	25.8%	25.9%	26.4%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges (after interest credited to contractholders) [3]	3.1:1	1.8:1	2.5:1	2.1:1	2.6:1
Total earnings to total fixed charges (before interest credited to contractholders) [4]	6.5:1	3.2:1	5.0:1	4.0:1	5.1:1

[1]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans unfunded pension liability and the Company's rental expense on operating leases for total adjustments of $1.2 billion and $1.5 billion, for the three months ended March 31, 2017 and 2016, respectively.

[2]	Reflects 25% equity credit for the Company's outstanding junior subordinated debentures.

[3]
Calculated as total earnings divided by total fixed charges. Total earnings represent income from continuing operations before income taxes, total fixed charges and interest credited to contractholders, less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include: interest expense, rent expense, capitalized interest, amortization of debt issuance costs and interest credited to contractholders. Interest credited to contractholders includes interest credited on general account assets and interest credited on consumer notes.

[4]
Calculated as total earnings divided by total fixed charges. Total earnings represent income from continuing operations before income taxes and total fixed charges, less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include: interest expense, rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
MARCH 31, 2017

	P&C	GROUP BENEFITS	TALCOTT RESOLUTION
U.S. statutory net income [1]	$346	$56	$69
U.S. statutory capital [2]	$8,234	$1,612	$4,144
U.S. GAAP adjustments:
DAC	595	44	1,042
Non-admitted deferred tax assets [3]	477	32	1,487
Deferred taxes [4]	(1,038)	(302)	(817)
Goodwill	105	—	—
Non-admitted assets other than deferred taxes	661	88	15
Asset valuation and interest maintenance reserve	—	197	545
Benefit reserves	(36)	227	133
Unrealized gains on investments	760	293	923
Other, net	817	172	612
U.S. GAAP stockholders’ equity	$10,575	$2,363	$8,084

[1]	Statutory net income is for the three months ended March 31, 2017.

[2]	For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

[3]	Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").

[4]	Represents the tax timing differences between U.S. GAAP and U.S. STAT.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Fixed maturities net unrealized gain	$1,355	$1,226	$2,418	$2,406	$1,780
Equities net unrealized gain	58	50	41	31	21
OTTI losses recognized in AOCI	(4)	(3)	(5)	(10)	(15)
Net gain on cash flow hedging instruments	58	76	172	200	184
Total net unrealized gain	$1,467	$1,349	$2,626	$2,627	$1,970
Foreign currency translation adjustments	8	6	10	(68)	(49)
Pension and other postretirement adjustment	(1,682)	(1,692)	(1,649)	(1,659)	(1,667)
Total AOCI	$(207)	$(337)	$987	$900	$254

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Written premiums	$2,710	$2,555	$2,673	$2,661	$2,679
Change in unearned premium reserve	88	(113)	16	35	81
Earned premiums	2,622	2,668	2,657	2,626	2,598
Fee income	21	20	20	19	19
Losses and loss adjustment expenses
Current accident year before catastrophes	1,612	1,714	1,688	1,627	1,545
Current accident year catastrophes	150	61	80	184	91
Prior accident year development	12	48	25	351	33
Total losses and loss adjustment expenses	1,774	1,823	1,793	2,162	1,669
Amortization of DAC	330	330	329	331	331
Underwriting expenses	466	456	457	464	475
Dividends to policyholders	4	3	4	4	4
Underwriting gain (loss) *	69	76	94	(316)	138
Net investment income	310	310	305	292	272
Net realized capital gains (losses) [1]	17	(46)	(3)	35	(41)
Loss on reinsurance transaction	—	650	—	—	—
Net servicing and other income	5	6	9	5	7
Income (loss) before income taxes	401	(304)	405	16	376
Income tax expense (benefit) [2]	113	(130)	73	(17)	111
Net income (loss)	288	(174)	332	33	265
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	17	(45)	(3)	35	(40)
Less: Loss on reinsurance transaction, before tax	—	(650)	—	—	—
Less: Income tax benefit (expense) on items not included in core earnings [2]	(6)	246	44	(17)	14
Core earnings	$277	$275	$291	$15	$291
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	4.5%	4.3%	10.4%	9.3%	11.1%
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	—%	(0.6)%	—%	(0.2)%	(0.6)%
Less: Loss on reinsurance transaction, before tax	(7.7)%	(7.9)%	—%	—%	—%
Less: Income tax benefit (expense) on items not included in core earnings [2]	3.2%	3.5%	0.5%	—%	0.2%
Less: Income from discontinued operations, after-tax	—%	—%	—%	0.1%	0.1%
Less: Impact of AOCI, excluded from Core ROE	(0.6)%	(0.6)%	(1.1)%	(0.9)%	(1.3)%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	9.6%	9.9%	11.0%	10.3%	12.7%

[1]
The three months ended December 31, 2016 and September 30, 2016 included estimated before tax capital losses on the pending sale of the Company's U.K. property and casualty run-off subsidiaries of $22 and $59, respectively. Net of tax, the pending sale resulted in a total estimated after-tax loss of $5 in 2016 from the transaction.

[2]
The three months ended December 31, 2016 and September 30, 2016 included an estimated federal income tax benefit on the pending sale of the Company's U.K. property and casualty run-off subsidiaries of $11 and $65, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS AND RESULTS

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
UNDERWRITING GAIN (LOSS)	$69	$76	$94	$(316)	$138
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	61.5	64.2	63.5	62.0	59.5
Current accident year catastrophes	5.7	2.3	3.0	7.0	3.5
Prior accident year development [1]	0.5	1.8	0.9	13.4	1.3
Total losses and loss adjustment expenses	67.7	68.3	67.5	82.3	64.2
Expenses	29.6	28.7	28.8	29.6	30.3
Policyholder dividends	0.2	0.1	0.2	0.2	0.2
Combined ratio	97.4	97.2	96.5	112.0	94.7
Current accident year catastrophes and prior accident year development	6.2	4.1	3.9	20.4	4.8
Underlying combined ratio *	91.2	93.1	92.5	91.7	89.9

[1]
The following table summarizes unfavorable (favorable) prior accident year development. For additional information see the Commercial Lines, Personal Lines and P&C Other Operations underwriting results presented in this document.

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Auto liability - Commercial Lines	$20	$38	$18	$(8)	$9
Auto liability - Personal Lines	—	20	—	75	65
Homeowners	—	(6)	1	1	(6)
Professional and general liability	10	(4)	(1)	34	(1)
Package business	—	15	(2)	7	45
Bond	(10)	(2)	—	—	(6)
Net asbestos reserves	—	—	—	197	—
Net environmental reserves	—	—	—	71	—
Workers’ compensation	(20)	(32)	(4)	(4)	(79)
Workers' compensation discount accretion	8	7	7	7	7
Catastrophes	(3)	—	(2)	2	(7)
Uncollectible reinsurance	—	—	—	(30)	—
Other reserve re-estimates, net	7	12	8	(1)	6
Total prior accident year development	$12	$48	$25	$351	$33

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Written premiums	$1,821	$1,664	$1,673	$1,669	$1,726
Change in unearned premium reserve	133	(37)	(4)	19	103
Earned premiums	1,688	1,701	1,677	1,650	1,623
Fee income [1]	10	10	10	9	10
Losses and loss adjustment expenses
Current accident year before catastrophes	968	946	969	938	913
Current accident year catastrophes	71	33	43	80	44
Prior accident year development [2]	15	20	22	6	(20)
Total losses and loss adjustment expenses	1,054	999	1,034	1,024	937
Amortization of DAC	249	246	243	242	242
Underwriting expenses	323	315	303	307	305
Dividends to policyholders	4	3	4	4	4
Underwriting gain	68	148	103	82	145
Net servicing income	—	—	2	—	—
Net investment income	243	243	239	226	209
Net realized capital gains (losses)	11	(18)	39	25	(33)
Other income (expenses)	1	1	(3)	—	1
Income before income taxes	323	374	380	333	322
Income tax expense	92	110	112	96	97
Net income	231	264	268	237	225
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	11	(17)	39	25	(32)
Less: Income tax benefit (expense)	(4)	7	(14)	(9)	11
Core earnings	$224	$274	$243	$221	$246

[1]	For further information, see Appendix - Basis of Presentation and Definitions, page 35.

[2]	For further information, see Commercial Lines Income Statements (continued), page 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Auto liability	$20	$38	$18	$(8)	$9
Professional liability	—	(2)	(2)	—	(33)
Package business	—	15	(2)	7	45
General liability	10	(2)	1	34	32
Bond	(10)	(2)	—	—	(6)
Workers’ compensation	(20)	(32)	(4)	(4)	(79)
Workers' compensation discount accretion	8	7	7	7	7
Catastrophes	—	—	(3)	1	(2)
Uncollectible reinsurance	—	—	—	(30)	—
Other reserve re-estimates, net	7	(2)	7	(1)	7
Total prior accident year development	$15	$20	$22	$6	$(20)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
UNDERWRITING GAIN	$68	$148	$103	$82	$145
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	57.3	55.6	57.8	56.8	56.3
Current accident year catastrophes	4.2	1.9	2.6	4.8	2.7
Prior accident year development	0.9	1.2	1.3	0.4	(1.2)
Total losses and loss adjustment expenses	62.4	58.7	61.7	62.1	57.7
Expenses	33.3	32.4	32.0	32.7	33.1
Policyholder dividends	0.2	0.2	0.2	0.2	0.2
Combined ratio	96.0	91.3	93.9	95.0	91.1
Current accident year catastrophes and prior accident year development	5.1	3.1	3.9	5.2	1.5
Underlying combined ratio	90.9	88.2	90.0	89.8	89.6

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	91.7	90.5	89.0	92.2	89.4
Combined ratio before catastrophes	87.5	88.8	87.6	87.3	86.7
Underlying combined ratio	87.3	86.0	86.8	86.9	86.7
MIDDLE MARKET
Combined ratio	100.4	92.0	99.4	99.8	98.3
Combined ratio before catastrophes	94.5	88.9	94.9	93.1	94.9
Underlying combined ratio	93.8	88.9	93.1	91.9	92.0
SPECIALTY COMMERCIAL
Combined ratio	101.3	88.8	94.0	92.8	76.5
Combined ratio before catastrophes	101.5	88.8	93.5	92.7	76.5
Underlying combined ratio	97.5	94.8	93.7	95.4	94.3

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
WRITTEN PREMIUMS
Small Commercial	$986	$846	$866	$883	$926
Middle Market	592	607	590	578	568
Specialty Commercial	232	200	207	197	222
National Accounts	99	81	89	79	101
Financial Products	61	62	62	59	60
Bond	53	50	51	48	44
Other Specialty	19	7	5	11	17
Other	11	11	10	11	10
Total	$1,821	$1,664	$1,673	$1,669	$1,726
EARNED PREMIUMS
Small Commercial	$890	$894	$880	$854	$839
Middle Market	583	590	586	584	574
Specialty Commercial	203	207	201	201	199
National Accounts	86	87	82	85	85
Financial Products	60	61	60	62	61
Bond	47	48	49	46	45
Other Specialty	10	11	10	8	8
Other	12	10	10	11	11
Total	$1,688	$1,701	$1,677	$1,650	$1,623

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Small Commercial	$154	$145	$146	$139	$146
Middle Market	$128	$133	$99	$124	$103
Renewal Price Increases [1]
Standard Commercial Lines - Written	3.3%	2.4%	2.0%	2.3%	2.2%
Standard Commercial Lines - Earned	2.4%	2.3%	2.2%	2.4%	2.5%
Policy Count Retention [1]
Small Commercial [2]	85%	85%	85%	84%	84%
Middle Market	80%	76%	76%	75%	74%
Middle Market - normalized [2]		80%	80%	79%	79%
Policies in Force (in thousands)
Small Commercial	1,281	1,280	1,279	1,253	1,245
Middle Market [1]	66	66	66	67	69

[1]	Excludes Maxum, Middle Market specialty programs and livestock lines of business.

[2]
Normalized 2016 retention rate for the effect of including certain low premium policies transferred from Middle Market to Small Commercial. The transfer did not have a significant impact on policy count retention in Small Commercial.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Written premiums	$889	$892	$1,000	$992	$953
Change in unearned premium reserve	(45)	(75)	20	16	(22)
Earned premiums	934	967	980	976	975
Fee income [1]	11	10	10	10	9
Losses and loss adjustment expenses
Current accident year before catastrophes	644	768	719	689	632
Current accident year catastrophes	79	28	37	104	47
Prior accident year development [2]	(4)	20	3	76	52
Total losses and loss adjustment expenses	719	816	759	869	731
Amortization of DAC	81	84	86	89	89
Underwriting expenses	138	142	147	151	163
Underwriting gain (loss)	7	(65)	(2)	(123)	1
Net servicing income	3	5	6	5	4
Net investment income	36	36	35	33	31
Net realized capital gains (losses)	2	(2)	5	4	(5)
Other income (expense)	(1)	(2)	2	—	—
Income (loss) before income taxes	47	(28)	46	(81)	31
Income tax expense (benefit)	14	(13)	13	(31)	8
Net income (loss)	33	(15)	33	(50)	23
Less: Net realized capital gains (losses), after DAC, excluded from core earnings, before tax	2	(2)	5	4	(5)
Less: Income tax benefit (expense)	(1)	1	(1)	(2)	2
Core earnings (losses)	$32	$(14)	$29	$(52)	$26
[1] For further information, see Appendix - Basis of Presentation and Definitions, page 35.
[2] For further information, see Personal Lines Income Statements (continued), page 15.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Auto liability [a]	$—	$20	$—	$75	$65
Homeowners	—	(6)	1	1	(6)
Catastrophes	(3)	—	1	1	(5)
Other reserve re-estimates, net	(1)	6	1	(1)	(2)
Total prior accident year development	$(4)	$20	$3	$76	$52

[a]
For the three months ended March 31, 2016 unfavorable reserve development was primarily due to higher than expected emerged bodily injury severity for accident years 2014 and 2015 and, for the third and fourth accident quarters of 2015, an increase in bodily injury frequency.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
UNDERWRITING GAIN (LOSS)	$7	$(65)	$(2)	$(123)	$1
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	69.0	79.4	73.4	70.6	64.8
Current accident year catastrophes	8.5	2.9	3.8	10.7	4.8
Prior accident year development	(0.4)	2.1	0.3	7.8	5.3
Total losses and loss adjustment expenses	77.0	84.4	77.4	89.0	75.0
Expenses	22.3	22.3	22.8	23.6	24.9
Combined ratio	99.3	106.7	100.2	112.6	99.9
Current accident year catastrophes and prior accident year development	8.1	5.0	4.1	18.5	10.1
Underlying combined ratio	91.2	101.8	96.1	94.2	89.7
PRODUCT
Automobile
Combined ratio	97.5	118.1	104.8	117.0	106.6
Underlying combined ratio	96.6	113.6	103.1	102.7	96.2
Homeowners
Combined ratio	103.4	80.9	89.2	102.4	84.7
Underlying combined ratio	78.9	74.7	79.6	74.2	75.1

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$687	$665	$762	$752	$711
AARP Agency	86	95	95	92	92
Other Agency	105	121	131	135	136
Other	11	11	12	13	14
Total	$889	$892	$1,000	$992	$953
EARNED PREMIUMS
AARP Direct	$708	$728	$731	$723	$715
AARP Agency	92	95	94	94	92
Other Agency	123	133	140	147	153
Other	11	11	15	12	15
Total	$934	$967	$980	$976	$975
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$645	$627	$691	$686	$690
Homeowners	244	265	309	306	263
Total	$889	$892	$1,000	$992	$953
EARNED PREMIUMS
Automobile	$654	$676	$686	$680	$678
Homeowners	280	291	294	296	297
Total	$934	$967	$980	$976	$975

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Automobile	$42	$48	$70	$83	$110
Homeowners	$12	$12	$18	$21	$23
Renewal Written Price Increases [1]
Automobile	10.5%	9.6%	8.0%	6.9%	6.1%
Homeowners	8.9%	8.5%	8.3%	7.3%	8.1%
Renewal Earned Price Increases
Automobile	8.2%	7.1%	6.4%	5.9%	5.7%
Homeowners	8.2%	8.0%	7.8%	7.5%	7.2%
Policy Count Retention
Automobile	82%	83%	84%	84%	84%
Homeowners	82%	83%	84%	84%	84%
Premium Retention
Automobile	88%	89%	88%	88%	87%
Homeowners	88%	90%	89%	89%	90%
Policies in Force (in thousands)
Automobile	1,905	1,965	2,016	2,053	2,073
Homeowners	1,144	1,176	1,208	1,239	1,262
[1] For all periods presented, effective with reporting in this Investor Financial Supplement, renewal written price increases represent the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. Historical information calculated in accordance with our previous methodology is summarized as follows:

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Renewal Written Price Increases
Automobile		9.0%	7.4%	6.8%	6.7%
Homeowners		10.4%	10.1%	9.3%	9.1%
Renewal Earned Price Increases
Automobile		7.2%	6.7%	6.4%	6.2%
Homeowners		9.4%	9.0%	8.5%	8.1%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA - AUTOMOBILE

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium by Distribution
AARP Direct	$33	$35	$52	$62	$84
AARP Agency	6	9	12	14	17
Other Agency	3	4	6	6	8
Other	—	—	—	1	1
Total	$42	$48	$70	$83	$110
Policy Count Retention by Distribution
AARP Direct	83%	85%	86%	86%	86%
AARP Agency	74%	79%	78%	78%	78%
Other Agency [1]	76%	79%	78%	78%	80%
Total	82%	83%	84%	84%	84%

[1]
Includes policies that are available to renew on either a six or twelve month policy term. The policy retention represents the percentage of policies that renewed since the last policy term and is not annualized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Written premiums	$—	$(1)	$—	$—	$—
Change in unearned premium reserve	—	(1)	—	—	—
Earned premiums	—	—	—	—	—
Losses and loss adjustment expenses
Prior accident year development	1	8	—	269	1
Total losses and loss adjustment expenses	1	8	—	269	1
Underwriting expenses	5	(1)	7	6	7
Underwriting loss	(6)	(7)	(7)	(275)	(8)
Net investment income	31	31	31	33	32
Net realized capital gains (losses) [1]	4	(26)	(47)	6	(3)
Loss on reinsurance transaction	—	650	—	—	—
Other income	2	2	2	—	2
Income (loss) before income taxes	31	(650)	(21)	(236)	23
Income tax expense (benefit) [3]	7	(227)	(52)	(82)	6
Net income (loss)	24	(423)	31	(154)	17
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax [2]	4	(26)	(47)	6	(3)
Less: Loss on reinsurance transaction, before tax	—	(650)	—	—	—
Less: Income tax benefit (expense) [2] [3]	(1)	238	59	(6)	1
Core earnings (losses)	$21	$15	$19	$(154)	$19

[1]
The three months ended December 31, 2016 and September 30, 2016 included estimated before tax capital losses on the pending sale of the Company's U.K. property and casualty run-off subsidiaries of $22 and $59, respectively. Net of tax, the pending sale resulted in a total estimated after-tax loss of $5 in 2016 from the transaction.

[2]	Primarily represents federal income tax benefit (expense) related to before tax items not included in core earnings.

[3]
The three months ended December 31, 2016 and September 30, 2016 included an estimated federal income tax benefit on the pending sale of the Company's U.K. property and casualty run-off subsidiaries of $11 and $65, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Earned premiums	$816	$788	$792	$790	$778
Fee income	19	20	20	18	17
Net investment income	95	95	95	88	88
Net realized capital gains (losses)	8	8	19	16	2
Total revenues	938	911	926	912	885
Benefits, losses and loss adjustment expenses	651	620	642	634	618
Amortization of DAC	8	8	8	7	8
Insurance operating costs and other expenses [1]	220	196	190	196	194
Total benefits, losses and expenses	879	824	840	837	820
Income before income taxes	59	87	86	75	65
Income tax expense	14	24	24	20	15
Net income	45	63	62	55	50
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	7	7	17	15	2
Less: Income tax benefit (expense) on items not included in core earnings	(2)	(3)	(6)	(6)	—
Core earnings	$40	$59	$51	$46	$48
Margin
Net income margin [2]	4.9%	6.9%	6.7%	6.0%	5.7%
Core earnings margin [2] *	4.3%	6.5%	5.6%	5.1%	5.5%
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	10.8%	11.2%	9.3%	8.2%	8.3%
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	2.5%	2.2%	1.5%	0.3%	(0.5)%
Less: Income tax benefit (expense) on items not included in core earnings	(0.9)%	(0.8)%	(0.5)%	(0.1)%	0.2%
Less: Impact of AOCI, excluded from Core ROE	(1.1)%	(0.9)%	(1.4)%	(1.4)%	(1.6)%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	10.3%	10.7%	9.7%	9.4%	10.2%

[1]	The three months ended March 31, 2017 includes state guaranty fund assessments of $20, before-tax, related to the liquidation of a life and health insurance company.
[2] Excluding the state guaranty fund assessment related to the liquidation of a life and health insurance company, net income and core earnings margins for the three months ended March31, 2017 are 6.3% and 5.8%, respectively.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
PREMIUMS
Fully insured ongoing premiums
Group disability	$364	$359	$360	$363	$352
Group life	386	377	381	376	369
Other	55	52	51	51	51
Total fully insured ongoing premiums	805	788	792	790	772
Total buyouts [1]	11	—	—	—	6
Total premiums	$816	$788	$792	$790	$778
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$87	$25	$30	$45	$84
Group life	115	15	26	31	149
Other	9	3	5	4	33
Total fully insured ongoing sales	211	43	61	80	266
Total buyouts [1]	11	—	—	—	6
Total sales	$222	$43	$61	$80	$272
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio	82.9%	84.0%	79.4%	79.9%	82.4%
Group life loss ratio	73.1%	70.6%	80.0%	78.1%	73.8%
Total loss ratio	77.7%	76.7%	79.1%	78.5%	77.6%
Expense ratio [2]	27.7%	25.2%	24.4%	25.1%	25.6%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	The three months ended March 31, 2017 includes state guaranty fund assessments totaling 2.5 pts related to the liquidation of a life and health insurance company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Investment management fees	$155	$150	$145	$140	$135
Shareholder servicing fees	23	22	20	20	20
Other revenue	14	12	13	13	12
Total revenues	192	184	178	173	167
Sub-advisory	56	54	52	50	48
Employee compensation and benefits	28	27	26	24	24
Distribution and service	43	42	40	39	39
General, administrative and other	30	34	29	28	25
Total expenses	157	157	147	141	136
Income before income taxes	35	27	31	32	31
Income tax expense	12	10	10	12	11
Net income	$23	$17	$21	$20	$20
Core earnings	$23	$17	$21	$20	$20
Daily Average Total Mutual Funds segment AUM	$101,114	$95,935	$93,753	$91,289	$87,192
Return on assets (bps, after-tax) [1]
Net income	9.2	7.4	8.5	8.9	9.3
Core earnings	9.2	7.4	8.5	8.9	9.3
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	32.2%	31.7%	33.2%	34.2%	35.5%
Less: Impact of AOCI, excluded from Core ROE	—%	0.1%	(0.2)%	(0.2)%	(0.3)%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	32.2%	31.6%	33.4%	34.4%	35.8%

[1]	Represents annualized earnings divided by daily average assets under management, as measured in basis points.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016 [4]	Sept 30 2016	Jun 30 2016	Mar 31 2016
Equity
Beginning balance	$50,826	$48,476	$46,808	$46,455	$47,369
Sales	3,987	2,970	2,722	2,324	3,069
Redemptions	(3,587)	(3,959)	(3,138)	(2,974)	(2,853)
Net flows	400	(989)	(416)	(650)	216
Change in market value and other	3,457	3,339	2,084	1,003	(1,130)
Ending balance	$54,683	$50,826	$48,476	$46,808	$46,455
Fixed Income
Beginning balance	$13,301	$12,864	$12,491	$12,389	$12,625
Sales	1,930	1,204	1,027	843	918
Redemptions	(1,406)	(1,121)	(888)	(1,012)	(1,432)
Net flows	524	83	139	(169)	(514)
Change in market value and other	148	354	234	271	278
Ending balance	$13,973	$13,301	$12,864	$12,491	$12,389
Multi-Strategy Investments [1]
Beginning balance	$17,171	$16,564	$15,642	$14,775	$14,419
Sales	1,301	1,279	1,147	920	712
Redemptions	(892)	(882)	(676)	(520)	(600)
Net flows	409	397	471	400	112
Change in market value and other	562	210	451	467	244
Ending balance	$18,142	$17,171	$16,564	$15,642	$14,775
Mutual Fund AUM
Beginning balance	$81,298	$77,904	$74,941	$73,619	$74,413
Sales	7,218	5,453	4,896	4,087	4,699
Redemptions	(5,885)	(5,962)	(4,702)	(4,506)	(4,885)
Net flows	1,333	(509)	194	(419)	(186)
Change in market value and other	4,167	3,903	2,769	1,741	(608)
Ending balance	$86,798	$81,298	$77,904	$74,941	$73,619
Exchange-Traded Products ("ETP") AUM [2]	$278	$209	$210
Mutual Funds segment AUM before Talcott Resolution	$87,076	$81,507	$78,114	$74,941	$73,619
Talcott Resolution AUM [3]	$16,123	$16,010	$16,387	$16,482	$16,795
Total Mutual Funds segment AUM	$103,199	$97,517	$94,501	$91,423	$90,414
[1] Includes balanced, allocation, and alternative investment products.
[2] Includes two actively managed fixed income ETPs launched in March 2017.
[3] Talcott Resolution AUM consists of Company-sponsored mutual fund assets held in separate accounts supporting variable insurance and investment products.
[4] The fourth quarter 2016 asset value roll forward has been restated to properly classify certain Schroder funds adopted in the fourth quarter 2016 as equity funds. These funds had previously been reported as fixed income.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
NET INCOME
Individual Annuity	$34	$11	$33	$76	$39
Institutional and other	34	34	45	28	(22)
Talcott Resolution net income	68	45	78	104	17
Less: Unlock benefit (charge), before tax	18	(20)	(13)	18	13
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	(43)	(9)	(28)	3	(106)
Less: Income tax benefit (expense) on items not included in core earnings	10	(37)	15	(8)	33
Talcott Resolution core earnings	$83	$111	$104	$91	$77
CORE EARNINGS
Individual Annuity	$62	$78	$68	$69	$61
Institutional and other	21	33	36	22	16
Talcott Resolution core earnings	$83	$111	$104	$91	$77
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	3.4%	2.5%	2.1%	2.0%	3.7%
Less: Unlock benefit (charge), before tax	—%	—%	1.0%	0.5%	0.9%
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	(1.2)%	(2.2)%	(3.9)%	(3.7)%	(3.7)%
Less: Net reinsurance gain on dispositions, before tax	—%	—%	—%	0.3%	0.4%
Less: Income tax benefit (expense) on items not included in core earnings	(0.3)%	—%	1.0%	1.0%	0.8%
Less: Impact of AOCI, excluded from Core ROE	(0.6)%	(0.4)%	(0.7)%	(0.6)%	(0.7)%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	5.5%	5.1%	4.7%	4.5%	6.0%
Return on Assets (bps, after tax) [1]
Net income return on assets	28.1	9.0	26.6	60.7	30.3
Core earnings return on assets *	51.2	63.8	54.9	55.1	47.4

[1]	Represents Individual Annuity annualized earnings divided by a two-point average of assets under management.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INDIVIDUAL ANNUITY
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
FULL SURRENDER RATES [1]
Variable Annuity	7.8%	6.7%	7.4%	7.7%	6.7%
Fixed Annuity and Other	5.8%	4.2%	5.4%	5.1%	4.4%
CONTRACT COUNTS (in thousands)
Variable Annuity	529	544	557	571	587
Fixed Annuity and Other	119	121	123	125	127

[1]	Represents annualized surrenders (full contract liquidation excluding partial withdrawals) divided by a two-point average of annuity account values.

	AS OF
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
VARIABLE ANNUITY DEATH AND LIVING BENEFITS
S&P 500 index value at end of period	2,363	2,239	2,168	2,099	2,060
Total account value with guaranteed minimum death benefits (“GMDB”) [5]	$40,948	$40,698	$41,696	$41,738	$42,500
Gross net amount at risk ("NAR")	$3,131	$3,298	$3,404	$3,885	$4,262
NAR reinsured	80%	79%	79%	75%	73%
Contracts in the Money [3]	17%	28%	31%	48%	56%
% In the Money [3] [4]	22%	14%	13%	10%	9%
Retained NAR [2]	$634	$704	$730	$965	$1,149
Net GAAP liability for GMDB benefits	$162	$163	$175	$178	$184

Total account value with guaranteed minimum withdrawal benefits (“GMWB”)	$18,302	$18,290	$18,869	$18,952	$19,384
Gross NAR	$187	$203	$195	$240	$267
NAR reinsured	41%	39%	38%	35%	34%
Contracts in the Money [3]	6%	7%	7%	10%	11%
% In the Money [3] [4]	17%	13%	12%	10%	10%
Retained NAR [2]	$111	$124	$121	$155	$177
Net GAAP liability for non-lifetime GMWB benefits	$84	$153	$238	$296	$254
Net GAAP liability for lifetime GMWB benefits	$195	$191	$156	$156	$150
[2] Policies with a guaranteed living benefit also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown. These benefits are not additive. When a policy terminates due to death, any NAR related to the GMWB is released. Similarly, when a policy goes into benefit status on a GMWB, its GMDB NAR is released.
[3] Excludes contracts that are fully reinsured.
[4] For all contracts that are “in the money”, this represents the percentage by which the average contract was in the money.
[5] Includes $1.5 billion of contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INDIVIDUAL ANNUITY
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
VARIABLE ANNUITY
Beginning balance	$40,698	$41,696	$41,738	$42,500	$44,245
Deposits	36	34	37	40	42
Partial withdrawals	(384)	(450)	(344)	(379)	(410)
Full surrenders	(799)	(694)	(772)	(813)	(728)
Death benefits/annuitizations/other [1]	(373)	(299)	(338)	(344)	(370)
Net flows	(1,520)	(1,409)	(1,417)	(1,496)	(1,466)
Change in market value/change in reserve/interest credited and other	1,770	411	1,375	734	(279)
Ending balance	$40,948	$40,698	$41,696	$41,738	$42,500
FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER
Beginning balance	$7,673	$7,792	$7,901	$8,014	$8,109
Deposits	1	—	—	—	—
Surrenders	(90)	(81)	(83)	(86)	(76)
Death benefits/annuitizations/other [1]	(96)	(102)	(105)	(98)	(86)
Net flows	(185)	(183)	(188)	(184)	(162)
Change in market value/change in reserve/interest credited and other	83	64	79	71	67
Ending balance	$7,571	$7,673	$7,792	$7,901	$8,014
TOTAL INDIVIDUAL ANNUITY
Beginning balance	$48,371	$49,488	$49,639	$50,514	$52,354
Deposits	37	34	37	40	42
Surrenders and partial withdrawals	(1,273)	(1,225)	(1,199)	(1,278)	(1,214)
Death benefits/annuitizations/other [1]	(469)	(401)	(443)	(442)	(456)
Net flows	(1,705)	(1,592)	(1,605)	(1,680)	(1,628)
Change in market value/change in reserve/interest credited and other	1,853	475	1,454	805	(212)
Ending balance	$48,519	$48,371	$49,488	$49,639	$50,514

[1]	Includes transfers from the accumulation phase to the annuitization phase.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Fee income	$1	$1	$1	$1	$1
Net investment income	4	8	6	6	11
Net realized capital gains (losses)	—	(97)	(1)	(1)	(4)
Total revenues	5	(88)	6	6	8
Insurance operating costs and other expenses	4	3	6	(1)	6
Interest expense	83	82	86	85	86
Total expenses	87	85	92	84	92
Loss before income taxes	(82)	(173)	(86)	(78)	(84)
Income tax benefit [1] [2]	(36)	(141)	(31)	(82)	(55)
Net income (loss)	(46)	(32)	(55)	4	(29)
Less: Net realized capital gains (losses) after DAC, excluded from core losses, before tax [3]	(1)	(99)	1	(2)	(4)
Less: Income tax benefit (expense) [2] [3]	—	114	(2)	56	26
Core losses	$(45)	$(47)	$(54)	$(50)	$(51)

[1]
The three months ended March 31, 2107 included a $7 federal income tax benefit related to stock-based compensation on vesting of stock-based awards at a fair value per share greater than fair value on the date of grant.

[2]
The three months ended June 30, 2016 and March 31, 2016 included federal income tax benefits of $53 and $25, respectively, from the reduction of the deferred tax valuation allowance on capital loss carryovers.

[3]	Primarily represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Net Investment Income
Fixed maturities [1]
Taxable	$475	$488	$483	$498	$488
Tax-exempt	100	103	106	106	107
Total fixed maturities	$575	$591	$589	$604	$595
Equity securities, available-for-sale	5	9	5	6	11
Mortgage loans	62	70	62	60	60
Policy loans	19	21	20	20	22
Limited partnerships and other alternative investments [2]	70	73	93	40	8
Other [3]	29	25	29	34	27
Subtotal	760	789	798	764	723
Investment expense	(32)	(31)	(26)	(29)	(27)
Total net investment income	$728	$758	$772	$735	$696
Annualized investment yield, before tax [4]	4.3%	4.4%	4.5%	4.2%	4.0%
Annualized limited partnerships and other alternative investment yield, before tax [4]	11.6%	12.1%	15.2%	6.1%	1.2%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.0%	4.2%	4.1%	4.1%	4.1%
Annualized investment yield, after-tax [4]	3.0%	3.1%	3.1%	3.0%	2.8%
Average reinvestment rate [5]	3.7%	3.7%	3.2%	3.2%	3.8%
Average sales/maturities yield [6]	3.9%	3.7%	3.9%	4.0%	4.3%
Portfolio duration (in years) [7]	5.8	5.7	5.8	5.8	5.8

[1]	Includes income on short-term bonds.

[2]	Limited partnerships include hedge funds; alternative investments include hedge fund investments outside of limited partnerships and limited liability companies.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding repurchase agreement and securities lending collateral, if any, and derivatives book value.

[5]
Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[6]
Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[7]	Excludes certain short-term securities and derivative instruments related to hedging U.S. variable annuity liabilities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Net Investment Income
Fixed maturities [1]
Taxable	$168	$176	$166	$168	$169
Tax-exempt	78	81	82	82	84
Total fixed maturities	$246	$257	$248	$250	$253
Equity securities, available-for-sale	4	4	3	3	4
Mortgage loans	21	20	20	19	19
Limited partnerships and other alternative investments [2]	45	36	36	23	6
Other [3]	8	6	9	9	2
Subtotal	324	323	316	304	284
Investment expense	(14)	(13)	(11)	(12)	(12)
Total net investment income	$310	$310	$305	$292	$272
Annualized investment yield, before tax [4]	4.2%	4.2%	4.1%	3.9%	3.7%
Annualized limited partnerships and other alternative investment yield, before tax [4]	13.6%	11.0%	11.4%	6.9%	1.7%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.7%	3.9%	3.8%	3.8%	3.8%
Annualized investment yield, after-tax [4]	3.1%	3.1%	3.0%	2.9%	2.7%
Average reinvestment rate [5]	3.7%	3.6%	3.1%	3.1%	3.8%
Average sales/maturities yield [6]	3.8%	3.8%	4.0%	3.9%	4.5%
Portfolio duration (in years) [7]	5.0	4.9	5.0	5.1	5.2
Footnotes [1] through [7] are explained on page 29.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED
Net Investment Income by Segment	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Net Investment Income
Commercial Lines	$243	$243	$239	$226	$209
Personal Lines	36	36	35	33	31
P&C Other Operations	31	31	31	33	32
Total Property & Casualty	$310	$310	$305	$292	$272
Group Benefits	95	95	95	88	88
Mutual Funds	1	—	—	1	—
Talcott Resolution	318	345	366	348	325
Corporate	4	8	6	6	11
Total net investment income by segment	$728	$758	$772	$735	$696
	THREE MONTHS ENDED
Net Investment Income From Limited Partnerships and Other Alternative Investments	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Total Property & Casualty	$45	$36	$36	$23	$6
Group Benefits	13	10	10	4	3
Talcott Resolution	12	27	47	13	(1)
Total net investment income from limited partnerships and other alternative investments [1]	$70	$73	$93	$40	$8
[1] Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Net Realized Capital Gains (Losses)
Gross gains on sales	$112	$113	$114	$124	$90
Gross losses on sales	(75)	(96)	(24)	(25)	(108)
Net impairment losses	(1)	(12)	(14)	(7)	(23)
Results of variable annuity hedge program
GMWB derivatives, net	18	(30)	6	3	(17)
Macro hedge	(86)	(65)	(64)	(20)	(14)
Total results of variable annuity hedge program	(68)	(95)	(58)	(17)	(31)
Transactional foreign currency revaluation	(13)	(4)	(13)	(87)	(44)
Non-qualifying foreign currency derivatives	11	2	17	82	39
Other net gains (losses) [1] [2] [3]	14	(57)	(39)	(17)	(78)
Total net realized capital gains (losses)	$(20)	$(149)	$(17)	$53	$(155)
Less: Impacts of DAC	(3)	(5)	(5)	—	(7)
Less: Realized gains, included in core earnings, before tax	3	2	1	2	—
Total net realized capital gains (losses) after DAC, excluded from core earnings, before tax	(20)	(146)	(13)	51	(148)
Less: Impacts of tax [4]	(8)	(86)	(46)	21	(52)
Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings	$(12)	$(60)	$33	$30	$(96)

[1]
Includes changes in value of non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, and embedded derivatives associated with modified coinsurance reinsurance contracts.

[2]
The three months ended December 31, 2016 and September 30, 2016 included estimated before tax capital losses on the pending sale of the Company's U.K. property and casualty run-off subsidiaries of $22 and $59, respectively. Net of tax, the pending sale resulted in a total estimated after-tax loss of $5 in 2016 from the transaction.

[3]	Includes periodic net coupon settlements on credit derivatives which are included in core earnings.

[4]
The three months ended December 31, 2016 and September 30, 2016 included an estimated federal income tax benefit on the pending sale of the Company's U.K. property and casualty run-off subsidiaries of $11 and $65, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Mar 31 2017		Dec 31 2016		Sept 30 2016		Jun 30 2016		Mar 31 2016
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent
Total investments	$72,189	100.0%	$70,637	100.0%	$73,708	100.0%	$75,093	100.0%	$74,013	100.0%
Asset-backed securities	$2,265	4.0%	$2,382	4.3%	$2,685	4.5%	$2,777	4.5%	$2,665	4.4%
Collateralized debt obligations	2,311	4.1%	1,916	3.4%	2,573	4.3%	2,867	4.7%	3,107	5.1%
Commercial mortgage-backed securities	5,099	9.1%	4,936	8.8%	5,268	8.7%	5,195	8.5%	5,224	8.6%
Corporate	25,730	45.7%	25,666	45.8%	26,904	44.6%	27,158	44.4%	27,297	45.0%
Foreign government/government agencies	1,187	2.1%	1,171	2.1%	1,186	2.0%	1,188	1.9%	1,189	2.0%
Municipal	11,780	20.9%	11,486	20.5%	12,594	20.9%	12,611	20.6%	12,303	20.3%
Residential mortgage-backed securities	3,921	6.9%	4,767	8.5%	4,936	8.2%	4,826	7.9%	4,338	7.1%
U.S. Treasuries	4,033	7.2%	3,679	6.6%	4,079	6.8%	4,619	7.5%	4,570	7.5%
Total fixed maturities, available-for-sale	$56,326	100.0%	$56,003	100.0%	$60,225	100.0%	$61,241	100.0%	$60,693	100.0%
U.S. government/government agencies	$7,281	12.9%	$7,626	13.6%	$8,225	13.6%	$8,887	14.5%	$8,316	13.7%
AAA	7,032	12.5%	6,969	12.5%	7,693	12.8%	7,883	12.9%	7,771	12.8%
AA	9,634	17.1%	9,182	16.4%	10,342	17.2%	10,600	17.3%	10,726	17.7%
A	14,936	26.5%	14,996	26.8%	15,804	26.2%	15,898	25.9%	15,631	25.7%
BBB	14,003	24.9%	13,901	24.8%	14,657	24.3%	14,739	24.1%	14,968	24.7%
BB	2,139	3.8%	2,035	3.6%	2,089	3.5%	2,094	3.4%	2,123	3.5%
B	1,016	1.8%	1,008	1.8%	1,092	1.8%	915	1.5%	967	1.6%
CCC	243	0.4%	254	0.4%	281	0.5%	171	0.3%	131	0.2%
CC & below	42	0.1%	32	0.1%	42	0.1%	54	0.1%	60	0.1%
Total fixed maturities, available-for-sale	$56,326	100.0%	$56,003	100.0%	$60,225	100.0%	$61,241	100.0%	$60,693	100.0%

[1]	Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
March 31, 2017

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity and Equity Exposures by Sector, Available-for-sale
Utilities	$5,039	$5,308	7.4%
Financial services	4,917	5,190	7.2%
Technology and communications	3,628	3,898	5.4%
Consumer non-cyclical	3,675	3,849	5.3%
Energy [1]	2,176	2,317	3.2%
Capital goods	1,696	1,793	2.5%
Consumer cyclical	1,542	1,617	2.2%
Basic industry	1,135	1,199	1.7%
Transportation	913	957	1.3%
Other	661	702	1.0%
Total	$25,382	$26,830	37.2%
Top Ten Exposures by Issuer [2]
State of California	$271	$297	0.4%
Commonwealth of Massachusetts	234	254	0.4%
Morgan Stanley	251	254	0.4%
Verizon Communications Inc.	242	252	0.3%
New York State Dormitory Authority	229	245	0.3%
American Electric Power Company Inc.	224	232	0.3%
Mars Inc.	231	224	0.3%
Wells Fargo & Company	214	217	0.3%
CVS Health Corp.	198	214	0.3%
Apple Inc.	206	212	0.3%
Total	$2,300	$2,401	3.3%

[1]
Excludes investments in foreign government, government agency securities or other fixed maturities that are correlated to energy exposure but are not direct obligations of or exposures to energy-related companies.

[2]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in six reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits, Mutual Funds and Talcott Resolution, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides businesses with workers' compensation, property, automobile, liability, umbrella, marine and livestock coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. On July 29, 2016, the Company acquired Maxum Specialty Insurance Group ("Maxum") adding excess and surplus lines capability. Maxum's revenues and earnings since the acquisition date are included in the results of operations of the Company's Commercial Lines operating segment. Additionally, within Commercial Lines, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, bond, and specialty casualty coverages are offered through the segment's specialty commercial lines. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Certain reclassifications have been made to historical financial information presented in this document to conform to the current period presentation. Fee income from installment fees reported by the Commercial Lines and Personal Lines reporting segments has been reclassified from underwriting expenses to fee income and included in total revenues. The reclassification of installment fees did not impact previously reported Commercial Lines and Personal Lines underwriting gain (loss), underwriting ratios, or net income (loss) either in the Commercial Lines or Personal Lines reporting segments and did not impact previously reported consolidated net income or core earnings. Separately, the flood servicing business has been realigned from Specialty Commercial within the Commercial Lines reporting segment to the Personal Lines reporting segment. This realignment did not materially impact previously reported Commercial Lines or Personal Lines underwriting results or net income. The realignment of the flood servicing business did not impact previously reported consolidated net income or core earnings.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Mutual Funds provides investment management, administration, distribution and related services to investors through investment products in both domestic and international markets. Mutual fund and exchange-traded products are sold primarily through retail, bank trust and registered investment advisor channels. On July 29, 2016, the Company acquired Lattice Strategies LLC ("Lattice"), an investment management firm and provider of strategic beta exchange-traded products. Lattice's revenues and earnings since the acquisition date are included in the results of operations of the Company's Mutual Funds operating segment. Talcott funds included in Total Mutual Funds segment assets under management represent assets held in separate accounts supporting the Company's legacy variable insurance products.
Talcott Resolution is comprised of the runoff of the Company's U.S. annuity and institutional and private-placement life insurance businesses, and the retained Japan fixed payout annuity liabilities.
Corporate includes the Company's capital raising activities (including debt financing and related interest expense), purchase accounting adjustments related to goodwill, and other expenses not allocated to the reporting segments.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, deposits, net flows, account value, insurance in-force, premium retention, renewal written and earned price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal written price increases for Commercial Lines represent the combined effect of rate changes, amount of insurance and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, renewal written price increases represent the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits. Previously reported historical information has been revised accordingly.
Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense) less fee income to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
The Company, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. The Company believes that core earnings provides investors with a valuable measure of the performance of the Company's businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, certain restructuring and other costs, loss on extinguishment of debt, gains and losses from reinsurance transactions, income tax benefit (expense) on items not included in core earnings, income tax benefit from reduction in deferred income tax valuation allowance, discontinued operations, and the impact of Unlocks to deferred policy acquisition costs (“DAC”), sales inducement assets ("SIA") and death and other insurance benefit reserve balances. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (after-tax and the effects of DAC) that tend to be highly variable from period to period based on capital market conditions. The Company believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Net income is the most directly comparable U.S. GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company's performance. A reconciliation of net income to core earnings is set forth on page 2.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Company believes that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance.
Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share, excluding AOCI, to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, is set forth on page 1.
The Company provides different measures of the return on stockholders' equity (“ROE”). ROE - Core earnings is calculated based on non-GAAP financial measures. ROE - Core earnings is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. ROE - Net income is the most directly comparable U.S. GAAP measure. ROE - Net income is calculated by dividing (a) net income for the prior four fiscal quarters by (b) average common stockholders' equity, including AOCI. ROEs at the segment level and for consolidated, excluding Talcott Resolution, represent a levered view of ROE as debt financing and related interest expense are attributed to the businesses consistent with the overall average debt to capitalization ratios of the consolidated entity. The Company excludes AOCI in the calculation of ROE - core earnings to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides investors with return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above.
A reconciliation of ROE - Net income to ROE - Core earnings is set forth below:

	LAST TWELVE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
ROE - Net income	5.4%	5.2%	7.6%	7.3%	8.3%
Less: Unlock benefit (charge), before tax	—%	—%	0.4%	0.2%	0.3%
Less: Net realized capital gains (losses) including DAC, excluded from core earnings, before tax	(0.7)%	(1.5)%	(1.3)%	(1.5)%	(1.8)%
Less: Restructuring and other costs, before tax	—%	—%	—%	—%	(0.1)%
Less: Loss on extinguishment of debt, before tax	—%	—%	—%	—%	(0.1)%
Less: (Loss) gain on reinsurance transactions, before tax	(3.7)%	(3.8)%	—%	0.1%	0.2%
Less: Income tax benefit on items not included in core earnings	2.3%	2.7%	1.1%	1.4%	1.1%
Less: Impact of AOCI, excluded from denominator of Core ROE	(0.1)%	0.2%	(0.2)%	(0.3)%	(0.1)%
ROE - Core earnings	7.6%	7.6%	7.6%	7.4%	8.8%

A reconciliation of Consolidated ROE - Net income, excluding Talcott Resolution to Consolidated ROE - Core earnings, excluding Talcott Resolution is set forth below:

	LAST TWELVE MONTHS ENDED
	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
ROE - Net income (excluding Talcott Resolution)	6.5%	6.8%	10.8%	10.5%	11.0%
Less: Net realized capital gains (losses) including DAC, excluded from core earnings, before tax	(0.5)%	(1.1)%	—%	(0.2)%	(0.6)%
Less: Restructuring and other costs, before tax	—%	—%	0.2%	(0.1)%	(0.1)%
Less: Loss on extinguishment of debt, before tax	—%	—%	—%	—%	(0.2)%
Less: (Loss) gain on reinsurance transaction, before tax	(5.8)%	(6.0)%	—%	—%	—%
Less: Income tax benefit on items not included in core earnings	3.7%	4.3%	1.2%	1.6%	1.3%
Less: Income from discontinued operations, after-tax	—%	—%	—%	0.1%	0.1%
Less: Impact of AOCI, excluded from denominator of Core ROE	0.5%	0.7%	0.3%	0.2%	0.2%
ROE - Core earnings (excluding Talcott Resolution)	8.6%	8.9%	9.1%	8.9%	10.3%

The Company evaluates profitability of the individual P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses and policyholder dividends. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's pricing and underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through its management of acquisition costs and other underwriting expenses. Net income (loss) is the most directly comparable U.S. GAAP measure. The Company believes that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of underwriting gain (loss) to net income for the Company's P&C businesses are set forth on pages 8, 10, 14 and 20.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
Underlying combined ratio is a non-GAAP financial measure. Combined ratio is the most directly comparable GAAP measure. Underlying combined ratio represents the combined ratio before catastrophes and prior accident year development. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. A reconciliation of the combined ratio to the underlying combined ratio for Commercial Lines and Personal Lines is set forth on pages 12 and 16, respectively.
Core earnings margin is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues excluding buyouts and realized gains (losses). Net income margin is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses). Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance.
Return on Assets ("ROA"), core earnings, is a non-GAAP financial measure that the Company uses to evaluate the Mutual Funds and Talcott Resolution (Individual Annuity) segments' operating performance. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of these businesses because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Company's performance.